                                                                    Exhibit 4.1

           COMMON STOCK                                                                          COMMON STOCK

          --------------                                   [LOGO]                               --------------
              NUMBER                                       ASCENT                                   SHARES
          AP                                          PEDIATRICS, INC.
          --------------                                                                        --------------

 THIS CERTIFICATE IS TRANSFERABLE                                                               SEE REVERSE FOR
  IN BOSTON, MA OR NEW YORK, NY                                                               CERTAIN DEFINITIONS

                                    INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE      CUSIP

     THIS CERTIFIES THAT




     is the owner of

                          FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK, $.00004 PAR VALUE, OF


----------------------------------------------------- ASCENT PEDIATRICS, INC. ------------------------------------------------------

transferable only on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate and the shares represented hereby are issued under and subject to the laws of the State of Delaware and to the Certificate of Incorporation and Bylaws of the Corporation, all as in effect from time to time.
This certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.
     WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:

                     /s/ John G. Bernardi                     [SEAL]                       /s/ Alan R. Fox
         VICE PRESIDENT, FINANCE AND TREASURER                                  PRESIDENT AND CHIEF EXECUTIVE OFFICER



                                                                                 COUNTERSIGNED AND REGISTERED:
                                                                                        STATE STREET BANK AND TRUST COMPANY
                                                                                                                 TRANSFER AGENT
                                                                                                                 AND REGISTRAR
                                                                                 BY
                                                                                                            AUTHORIZED SIGNATURE

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
                           ASCENT PEDIATRICS, INC.

        THE CORPORATION IS AUTHORIZED TO ISSUE MORE THAN ONE CLASS OF STOCK.
THE CORPORATION WILL FURNISH WITHOUT CHARGE TO EACH STOCKHOLDER WHO SO REQUESTS
THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL OR
OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OR SERIES THEREOF OF THE
CORPORATION, AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH
PREFERENCES AND/OR RIGHTS. SUCH REQUEST MAY BE MADE IN WRITING TO THE
CORPORATION OR THE TRANSFER AGENT.

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        The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations.
        TEN COM - as tenants in common                               UNIF GIFT MIN ACT - ...............Custodian................
        TEN ENT - as tenants by the entireties                                             (Cust)               (Minor)
        JT TEN  - as joint tenants with right of                                         under Uniform Gifts to Minors
                  survivorship and not as tenants                                        Act.....................................
                  in common                                                                           (State)
                                                                     UNIF TRF MIN ACT  - ...........Custodian (until age........)
                                                                                           (Cust)
                                                                                         .................under Uniform Transfers
                                                                                              (Minor)
                                                                                         to Minors Act...........................
                                                                                                               (State)




    Additional abbreviations may also be used though not in the above list.

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        FOR VALUE RECEIVED,_________________________hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE
--------------------------------------

--------------------------------------


--------------------------------------------------------------------------------
 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                         Shares
-------------------------------------------------------------------------
of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

                                                                        Attorney
------------------------------------------------------------------------
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated
     -------------------------------


                                       X
                                        ----------------------------------------

                                       X
                                        ----------------------------------------
                                        THE SIGNATURE(S) TO THIS ASSIGNMENT MUST
                                        CORRESPOND WITH THE NAME(S) AS WRITTEN
                                NOTICE: UPON THE FACE OF THE CERTIFICATE IN
                                        EVERY PARTICULAR, WITHOUT ALTERATION OR
                                        ENLARGEMENT OR ANY CHANGE WHATEVER.

Signature(s) Guaranteed


By
  --------------------------------------------------
THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE
GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS
AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBER-
SHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION
PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.